EXHIBIT 10(p)
                                                                   -------------

                              AMENDMENT NUMBER FOUR
                                     TO THE
                  SPIRE CORPORATION 401(K) PROFIT SHARING PLAN


     WHEREAS, Spire Corporation (the "Employer") sponsors the Spire Corporation 401(k) Profit Sharing Plan (the "Plan"); and

     WHEREAS, Employer wishes to amend the Plan to comply with the automatic rollover provisions of Section 401(a)(31)(B) of the Internal Revenue Code of 1986 as amended by the Economic Growth and Tax Relief Reconciliation Act of 2001; and

     WHEREAS, the Employer is authorized to amend the Plan pursuant to the terms thereof;

     NOW, THEREFORE, effective with respect to distributions made on and after March 28, 2005, the Plan is amended as follows:

     (a) Automatic Rollover Provisions.

          In the event of a mandatory distribution that is made in accordance with the determination of benefits upon termination provisions of the Plan providing for an automatic cash-out distribution to a Participant without the Participant's consent, if the Participant does not elect to have such distribution paid directly to an "eligible retirement plan" specified by the Participant in a direct rollover (in accordance with the direct rollover provisions of the Plan) or to receive the distribution directly, then the Administrator shall instruct the Trustee to pay the distribution in a direct rollover to an individual retirement plan designated by the Administrator.

     (b) Reduction of $5,000 Threshold to $1,000.

          "Notwithstanding any provision in the Plan to the contrary, effective with respect to distributions on and after March 28, 2005, the present value of a Participant's benefit under the Plan may not be paid without his written consent if the value exceeds $1,000. If the value of the Participant's benefit under the Plan does not exceed $1,000, the Administrator may immediately distribute such benefit without such Participant's consent. The value of the Participant's interest in the Plan for such purpose shall include any rollover contributions (and earnings thereon) within the meaning of Code Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii) and 457(e)(16)."

     IN WITNESS WHEREOF, this Amendment has been adopted this 21st day of November, 2005.


WITNESS                                         SPIRE CORPORATION

/s/ Michael W. O'Dougherty                      /s/ Rodger W. LaFavre
----------------------------                    --------------------------------
Michael W. O'Dougherty                          By: Rodger W. LaFavre
                                                Title: Chief Operating Officer